0 The most efficient and most effective way to allocate capital to multi-family real estate Investor Presentation February 2024 Palazzo West Los Angeles, CA Exhibit 99.1

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Key takeaways

AIR had a solid 2023

- Peer-leading[(1)] growth in blended lease rate, Same Store Revenue and NOI, Free Cash Flow, and operating margins
  - Run-Rate FFO and AFFO per share up 7.8% and 7.7%
- Paired trades enhanced portfolio and market exposures
  - Average monthly revenue per home now $2,913
  - Exited New York; reinvested in Bethesda and Raleigh-Durham
- New JV partners, attracted by AIR's comparative advantage in operations, look to co-invest with and support AIR's growth
- 8% reduction in shares outstanding since year-end 2021
  - $1.1B ($7.15 per share at year-end 2023) returned through dividends and share repurchases

2024 guidance indicates solid year ahead

- Peer-leading[(1)] operations expected to:
  - Support growth in NAV
  - Generate positive, above-average FFO and AFFO growth
- Continued emphasis on renewal business… ~20% more profitable than new leases
  - Signed blended lease rate growth of 3.2% through February[(2)]
  - Flat COE track record extended to 14-years

Opportunity is present in today's markets

- Portfolio well positioned, and in excellent shape
  - Diversified by price and market; average supply exposure
  - Safe balance sheet with $1.9B of liquidity
- Opportunity: increasing allocation to AIR Edge acquisitions
  - AIR's growth was enhanced by 2021 and 2022 acquisitions
  - AIR has been the most active among peers[(1)] since 2020
  - Clear paired trade framework; ample opportunity currently

	% AIR GAV	NOI Growth Rate
Same Store excl. Class of 2021[(3)]	75%	Peer-leading[(1)]
Acquisitions Class of 2021 / 2022[(3)]	13%	~1.2x Same Store in Q4 YoY[(4)]
Class of 2023 / 2024 / Other Real Estate[(3)]	12%	YoY variance will be tracked in 2024

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Lease rate growth data through February 2024 is preliminary as of 2/25/2024.
(3) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers, The Elm, Brizo, and The Villages at Olde Towne. Class of 2024 acquisitions defined as The Villages at Sunnybrook.
(4) Class of 2022 expenses increased in the quarter primarily as a result of a tax revaluation in Florida, offset by continued improvement in controllable expenses. The Class of 2022 portfolio continues to perform in line with expectations.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

AIR Edge results

High-Quality Customers

- AIR customer selection in 2023:
  - Average / median income: $237K / $170K
    - Customers are "renters by choice"
  - Average FICO score: 723
- AIR customer satisfaction:
  - 4.28 CSAT in 2023 compares to Kingsley peer index of 4.09
  - #1 of public operators per Kingsley, and #2 in industry
- AIR customer renewal rate:
  - 62.3% over the TTM
    - 60.8% at "A" properties, and 63.8% at "B" properties
    - +550 bps since 2019 (+135 bps average annual improvement)
  - Renewal leases are 20% more profitable than new leases
    - 250 bps in higher rent increases in 2023
    - Reduced vacancy loss during cleaning and re-leasing
    - No turn, marketing, or re-leasing expenses
    - Promote stability within communities, increasing propensity to for others to renew

Talented, Long-Tenured AIR Teammates

- AIR teammates:
  - Site team satisfaction: 4.48 for all onsite; 4.52 for Service Managers
    - Compares to Kingsley index of 4.29
  - Site team average tenure: 6.3 years for all onsite (14% turnover in 2023); 8.2 years for Service Managers (4% turnover in 2023)
    - Compares to average ~34-39% annual turnover for onsite service personnel and ~18-23% for onsite community managers(2)
  - Senior management has worked together for > 15 years
- Recognitions:

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) CEL & Associates, Inc. via the National Apartment Association.
(3) Senior management includes AIR personnel with title of VP or above.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Attractive recurring FFO profile

	2022	2023	% Δ	2024 Guidance *(Midpoint)*	% Δ
AIR Reported / Initial Pro forma FFO per Share	$2.41	$2.41	-%	$2.38	(1.2%)
Less: Contribution of Aimco Note Prepayment(1)	(0.22)	-	-	-	-
Less: 2023 Non-Recurring FFO Impacts	-	(0.05)	-	-	-
AIR Run-Rate FFO per Share	$2.19	$2.36	7.8%	$2.38	0.8%
AIR Run-Rate AFFO per Share	$1.94	$2.09	7.7%	$2.12	1.4%

- Recurring operations have generated Run-Rate FFO and AFFO per share CAGRs of 9.5% and 10.7% since 2021
  - 6.5% and 7.6% when rolled forward at the $2.38 FFO and $2.12 AFFO per share midpoints
- At +0.8% FFO and +1.4% AFFO per share in 2024, AIR is one of three peers(2) with positive guidance
- 2024 interest expense in context:
  - $0.07 of incremental interest neutralized by $0.08 of swap income in 2023 (called out as nonrecurring)
  - Debt refinanced in Q3 2023 would have matured in 2025 and 2026

(1) Aimco note receivable had accelerated repayment with support of shareholders to further disentangle the relationship with Aimco. Original maturity date was 1/31/2024.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Safe, highly liquid balance sheet

Ample Liquidity & Limited Financial Risk

- $1.9B of liquidity (3x peer-average[1])
- No debt maturing until Q2 2025
  - 6.5 year weighted-average maturity
- Sufficient committed liquidity to repay all maturities through 2027
- Net Leverage to EBITDAre of ~6.0x expected at year-end
  - Elevated leverage in Q1 expected due to Sunnybrook acquisition
- 4.3% weighted-average interest cost
  - No floating rate exposure pro forma for February hedging activity

AIR Refunding Schedule ($M)

- Per share bridge to $145-150M of interest expense in 2024
  - Starting point of $136M interest expense in 2023:
  - ~$0.04 from ~21 bps higher rates
  - ~$0.01 from change in debt mix at year-end
  - ~$0.02 from borrowings in support of property upgrades
- 2025 maturities ($561M):
  - May 2025: $71M at 3.7%
  - July 2025: $122M at 3.3%
  - November 2024: $23M at 4.0%
  - December 2025: $345M at 4.0%
- ~$0.02 FFO impact if refinanced at current GSE cost of ~T+125 bps (~5.5%)


$-
$561
$414
$228
$534
$141
$342
$137
$267
$320
$57
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034+

BBB / Baa2
S&P / Moody's
Ratings

6.1x
Net Leverage to EBITDAre

$201M
Debt Mark-to-Market

$4.9B
Unencumbered Property Pool

33% / 31%
Net Leverage to GAV / Adjusted for Debt M2M

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Full year 2024 guidance

Same Store Portfolio

	Low	Mid	High
• Earn-in from 2023 Leasing Activity	2.4%	2.4%	2.4%
• Average Daily Occupancy Growth	0.2%	0.4%	0.8%
• Return in 2024 on Capital Enhancements	0.2%	0.5%	0.5%
• Contribution from Class of 2022	0.1%	0.1%	0.1%
• Change in Net Bad Debt	(0.3%)	0.1%	0.2%
• Contribution from 0% / 1% / 3% Rent Growth	-%	0.3%	1.0%
Guided 2024 Same Store Revenue Growth	+2.6%	+3.8%	+5.0%
• Same Store Expense Growth		4.8% to 2.8%	
Guided 2024 Same Store NOI Growth		+2.0% to +5.6%	

Other Components

- Other Real Estate — $50M to $54M
- Third-Party Service Income — ~$0.11 per Share
  (includes ~$0.05 of short duration income)
- Interest Expense — $145M to $150M
- Capital Enhancements — $50M to $60M
  (down ~$16M YoY, offset by increased ICE investment)
- Year-end Net Leverage — ~6.0x
  (with fluctuation for intra-quarter activity)

Lease Rate Growth[2]	*Signed* January	*Signed* February	*Transacted* January	*Transacted* February
Renewals	5.4%	4.7%	4.8%	4.9%
New leases	1.1%	0.8%	(1.1%)	0.8%
Weighted-average	3.4%	3.1%	(0.2%)	1.9%
ADO %			97.6%	97.6%

~3.5% blended lease rate for 2024 would achieve mid-point of Same Store Revenue guidance; AIR on track through the end of February

Change in Run-Rate FFO per Share


$2.41
($0.05)
$2.36
$0.11
($0.01)
($0.07)
($0.01)
$2.38
2023A Pro Forma FFO per Share
Nonrecurring Contributions in 2023
2023A Run-Rate FFO per Share
Same Store Portfolio NOI Growth
2023 Paired Trade Transactions
Incremental Interest Expense
Other Items
2024E Pro Forma FFO per Share (Midpoint)

2024E FFO per Share Guidance in Context:

- +0.8% (at the midpoint) one of three peers[1] with positive FFO guidance
- "Noise" in short-term dilution vs. long-term benefit
  - Accelerated mark-to-market on debt offset by income from swaps
  - Positive Same Store impact expected in 2025+

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Lease rate growth data through February 2024 is preliminary as of 2/25/2024. Data presented reflects Same Store population in 2024, which includes seven additional properties in comparison to data presented in AIR's Q4 earnings release.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

AIR is the most active in capital allocation among peers[(1)]

- > $700M acquired annually since 2021; platform capacity to acquire and manage substantially more properties

2020-2023 Acquisition / Disposition Activity as % of GAV[(1)(2)]

~$4.6B of capital recycled by AIR since 2020,
or ~38% higher than the peer average


22%
25%
6%
7%
7%
3%
Acq.
Disp.
Acq.
Disp.
Acq.
Disp.
AIR Communities
Coastal Peers
Sunbelt Peers

Acquisitions Enhance AIR's Portfolio Growth

Increasing the allocation of capital to acquisitions has
accelerated AIR's rate of NOI growth and FFO accretion

	% AIR GAV	NOI Growth Rate
Same Store (excl. Class of 2021)	75%	Peer-leading[(1)]
Acquisitions (Class of 2021 / 2022)	13%	~1.2x Same Store in Q4 YoY[(3)]
Class of 2023 / Other Real Estate	12%	YoY variance will be tracked in 2024

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects aggregate acquisition and disposition activity since 2020 divided by Total Assets per GSA as of 2/23/2024. Excludes any (re-)development spend of peers with focus on transaction activity.
(3) Class of 2022 expenses increased in the quarter primarily as a result of a tax revaluation in Florida, offset by continued improvement in controllable expenses. The Class of 2022 portfolio continues to perform in line with expectations.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Opportunity: ~30% uplift in NOI expected from AIR Edge implementation

Target acquisitions where a 5-6% NOI cap rate to the seller is a 6-7% NOI cap rate to AIR

Acquisition Portfolio NOI Growth[1]


Year 1 may be high or low due to (i) lack of comparability with seller financials and (ii) impact *of AIR's change in* community standards
19.1%
11.2%
5.9%
3.0%
Year 1
Year 2
Year 3
Year 4
Year 5
Other acquisition considerations:
• 200+ bps spread to AIR's cost of capital
• Liquidity / estate planning motivations of seller
• Acquisition basis vs. replacement cost

Timing of AIR Edge Impact	Year 1	Year 2	Year 3	Year 4	Year 5
Align Rent with Submarket	✓				Regress to market growth in Year 5+ Cumulative performance results in ~30%+ uplift in value by Year 4[2]
AIR Onboarding	✓	✓			
Rent Roll Optimization	✓	✓	✓		
Initial Capital Enhancements	✓	✓			
Capital Enhancements			✓	✓	

(1) Reflects aggregate underwritten NOI growth between Year 1 and Year 5 for each of the 14 acquisitions by AIR since 2021, inclusive of benefit of incremental capital spend. Of the 14 acquisitions, only two were in lease up at the time of acquisition (Flagler at ~80% occupancy and Sunnybrook at ~75% occupancy).
(2) Property value uplift assumes that Year 1 NOI cap rate is used for valuation based on Year 3 NOI, net of capital.

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Case study: The Elm acquisition

- $132.5M investment at AIR share; first investment by AIR's Core JV
  - ~$548K per unit acquisition cost compares to estimated $650K replacement cost
- Underwritten to generate $6.2M in NOI growth by Year 3 and an unlevered IRR of 11.5%
  - Year 1 NOI yield of 5.4% increasing to 6.9% by Year 3


Underwritten NOI Growth ($M)
AIR Edge Impact
$11.0
$4.8
$1.4
$17.2
Revenue Initiatives
• Align with market rents
• Unit premiums
• Upgrade resident mix
• Parking optimization
• Increased storage
Expense Initiatives
• Redesigned staffing
• Centralized support
• Turnover
Capital Projects
• Convert leasing offices to rent-earning space
In-Place NOI
Revenue Growth
Expense Reduction
Year 3 NOI
NOI Margin %
63.0%
+1,360 bps
76.6%

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Corporate responsibility highlights

Social

- Kingsley Elite Five winner
  - 2nd consecutive year
  - #1 REIT operator; #2 of all operators
- 4.42 / 5 in team engagement
  - Record participation at 79%
- Consecutive Top Workplace awards across several regions
- Emphasis on Patriotic causes
  - Full pay and benefits to teammates deployed overseas
  - >$4.8M in donations in last 10-years, including >$2.7M to Veteran nonprofits

Environmental

- Achieved GHG emissions goals 2-years early
  - GHG emissions down 17% over 2019 baseline
  - Energy usage down 10% over 2019 baseline
  - Waste diversion up 16% over 2019 baseline
- 75% of AIR's properties certified as sustainable
  - Goal of 95% by year-end 2024

Governance

- Governance and Corporate Responsibility Committee Charter amended to include oversight of climate-related risks and opportunities
- Eliminated supermajority voting to amend AIR's Charter and Bylaws
- ~80% of shareholders directly engaged in 2023

Committed to transparency and disclosure

GRESB · SASB STANDARDS Now part of IFRS Foundation · TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES · SUSTAINABLE DEVELOPMENT GOALS

AIR reports and validates progress with industry-recognized benchmarks, and verification methods

- GRESB: Provides validated ESG performance data and peer benchmarking
- Sustainability Accounting Standards Board: Framework for disclosure on energy management, water management, tenant sustainability, and climate change adaptation
- Task Force on Climate-related Financial Disclosure: Framework for disclosure on governance, strategy, risk management, and climate-related metrics and targets
- United Nations Sustainable Development Goals: 17 topical goals toward global sustainability
- Independent Verification: Third-party, independent assurances of goals and metrics

Recent Awards

GRESB score of 82
- 100% in leadership and reporting
- "A" in public disclosure (#2 among peers
- Perfect score in social responsibility; near-perfect score in governance
- 12.5% improvement in environmental performance

2023
Elite Five Multifamily Company; 2nd consecutive year

2023
National Top Workplace Award
- 2nd consecutive year
- 10th consecutive award in Denver

Regional Top Workplace Award
- Philly, Denver, South Florida

2023
Best Places to Work Award
- LA, Denver, D.C., and Miami

2023
Healthiest Employer
- Colorado and South Florida

IREM® Certified Sustainable
- 50 properties now certified

Goal of certifying 95% of portfolio (by IREM or otherwise) by year-end 2024
– 75% complete today

2023
- MHN Excellence Award for Best ESG Program

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10 The most efficient and most effective way to allocate capital to multi-family real estate The Villages at Sunnybrook Raleigh, NC Appendix

11 The most efficient and most effective way to allocate capital to multi-family real estate The AIR Edge: overview • Our ideal is a culture of collaboration to serve others, nurture relationships, and build safe, stable communities. We seek teams that are more cohesive, better compensated, and more productive. We seek customers that make better neighbors and stay longer. The AIR Edge is the result: – Predictably higher renewal rates. – Consistently lower bad debt levels and operating expenses. – Higher NOI and FCF margins. – Greater opportunity for financial outperformance, less dependent on external factors. • We begin with seeking, attracting, and selecting high credit customers, using credit scores as a proxy for character. • We add a Good Neighbor Commitment to each lease: what we expect of our residents and what they can expect of us. • We hold ourselves accountable, and after each interaction provide our customers with the opportunity to grade our performance. We publish the unvarnished results online, increasing their importance… and their discipline on team behavior. • We avoid apparent opportunities that in practice undermine the long-term safety, stability, and enjoyability of our communities: no short-term leases, no corporate leases, no subletting or “Airbnb,” no self-guided tours, no entry of strangers to deliver packages. We enforce rules on behaviors that are inconsiderate of neighbors: for example, our properties are all “non-smoking.” • We are an early adopter of various technologies including SmartRent, robotics, and artificial intelligence... but we always balance “high tech” with “high touch.” • We re-structure work onsite to focus on customer relationships and property conditions, and provide support offsite for marketing, credit approval, financial control including purchasing and collecting rent, and compliance with local laws and regulations. The result is stronger customer relationships, greater productivity, and scalable cost efficiencies.

12 The most efficient and most effective way to allocate capital to multi-family real estate AIR is focused on recurring and growing NOI and FCF, and FFO and AFFO The AIR business model is distinctive: • AIR emphasizes customer selection with focus on stability (measured by high FICO scores) to attract “good neighbors.” At 62%, the AIR retention rate is 550 bps higher than in 2019. – As in most business, continuing customers are more profitable than new ones. In apartments, renewals are ~20% more profitable than new leases: ~50% because renewals average ~330 bps higher rent increases than new leases and ~50% because expenses such as cleaning costs, vacancy loss, and re-leasing expenses are avoided. – Also, AIR has used technology to restructure onsite work to increase productivity. The result is fewer onsite workers and a lower total labor cost… even as individual teammates are more highly paid. For example, AIR’s service managers make six- figure incomes and have been employed at AIR for an average of almost ten years. – AIR’s cost control has kept controllable operating expenses flat for 14 years. • AIR’s NOI margins exceed the peer-average,(1) as do AIR’s FCF margins. – FCF is calculated after capital replacements (“CR”) and so avoids differences based on accounting, rather than cash costs. • AIR’s selection of higher income residents means that customers can afford to pay more for property upgrades, making K&B and other such short-cycle investments profitable with low execution and inventory risks. Investing $50M of AFFO (retained after dividends) at low double-digit IRRs adds ~60 bps to the NOI growth rate, and ~$0.02 per share to 2024 FFO and AFFO. • AIR has greater flexibility than peers(1) in reallocating capital because AIR re-set its income tax basis in 2020, and so has a reduced tax “lock-up.” AIR has been more active than peers(1) with the result of a larger % of capital allocated to new acquisitions with a higher rate of NOI and FCF growth. (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

13 The most efficient and most effective way to allocate capital to multi-family real estate AIR’s distinctive business model provides for peer-leading(1) results Same Store NOI Growth (%)(1) Property EBITDA Growth (%)(1)(2)Same Store Revenue Growth (%)(1) 122.5 113.4 128.3 2019 2020 2021 2022 2023 2024 Midpoint Guidance (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA. (2) Property EBITDA defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store Portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. 126.4 109.6 128.2 2019 2020 2021 2022 2023 2024 Midpoint Guidance 135.1 105.9 129.9 2019 2020 2021 2022 2023 Sunbelt PeersAIR Communities Coastal Peers

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Comparison of Same Store NOI, Property EBITDA, and Free Cash Flow margins

($ in 000s, unless noted)	AIR	ESS	UDR	AVB	EQR	CPT	MAA
	2023 Actuals						
Same Store Revenue (GAAP)	$600,142	$1,579,890	$1,492,428	$2,514,272	$2,754,711	$1,238,564	$2,024,751
YoY Growth	7.9%	4.6%	6.2%	6.3%	5.6%	5.1%	6.2%
Same Store NOI (GAAP)	$447,244	$1,116,606	$1,039,284	$1,732,422	$1,881,263	$804,175	$1,306,939
NOI Margin	74.5%	70.7%	69.6%	68.9%	68.3%	64.9%	64.5%
YoY Growth	9.3%	4.7%	6.8%	6.2%	6.2%	4.3%	6.0%
Net Property Management	(21,592)	(34,741)	(45,828)	(121,711)	(119,804)	(31,972)	(67,784)
G&A Expense	(21,162)	(63,474)	(69,929)	(76,534)	(60,716)	(62,506)	(58,578)
Property EBITDA (1)	$404,490	$1,018,391	$923,527	$1,534,177	$1,700,743	$709,697	$1,180,577
Property EBITDA Margin	67.4%	64.5%	61.9%	61.0%	61.7%	57.3%	58.3%
YoY Growth	11.4%	3.9%	6.8%	6.3%	6.1%	3.7%	6.5%
Capital Replacements	(30,517)	(126,718)	(80,728)	(123,849)	(203,554)	(77,952)	(106,882)
Per Unit (2)	$1,690	$2,531	$1,572	$1,657	$2,668	$1,644	$1,122
Free Cash Flow (2)	$373,973	$891,673	$842,799	$1,410,328	$1,497,189	$631,745	$1,073,695
Free Cash Flow Margin	62.3%	56.4%	56.5%	56.1%	54.4%	51.0%	53.0%
YoY Growth	12.4%	5.0%	5.5%	5.7%	3.2%	3.5%	6.0%

	AIR	ESS	UDR	AVB	EQR	Average	CPT	MAA	Average
SSNOI Margin %	74.5%	70.7%	69.6%	68.9%	68.3%	69.4%	64.9%	64.5%	64.7%
Property EBITDA %	67.4%	64.5%	61.9%	61.0%	61.7%	62.3%	57.3%	58.3%	57.8%
Free Cash Flow %	62.3%	56.4%	56.5%	56.1%	54.4%	55.8%	51.0%	53.0%	52.0%
Implied Revenue % Increase for Breakeven with AIR						11.6%			19.8%

(1) Property EBITDA defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store Portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision.

(2) Free Cash Flow defined as Property EBITDA less Capital Replacements. For peers that report Capital Replacements (or an equivalent) on a consolidated basis, the implied per unit amount over the total portfolio is applied to the Same Store units outstanding in the measurement period.

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15 The most efficient and most effective way to allocate capital to multi-family real estate Turn costs and annual capital replacement(1) in line with peers(2) • Expectation that recurring capital needs will continue to improve as paired trades reduce average age of AIR portfolio (1) Capital Replacement for AIR is defined as capital that does not increase the useful life of properties from acquisition (i.e., an offset of depreciation). (2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA. (3) Repairs & Maintenance (“R&M”) reflects Same Store expense, per filings, divided by Same Store units or Same Store NOI. Capital Replacement for peers defined as asset preservation, recurring capex, building improvements, or equivalent, and divided by Same Store units or Same Store NOI, respectively, unless reported on a consolidated basis and then divided by total units or total NOI, respectively. Sunbelt PeersAIR Communities Coastal Peers 1, 36 7 1, 50 5 1, 65 8 1, 73 5 1, 67 5 1, 33 3 1, 42 7 1, 53 8 1, 64 8 1, 56 2 75 6 77 8 87 6 98 0 1, 07 5 1, 43 4 1, 40 4 1, 67 3 1, 72 0 1, 69 0 1, 54 8 1, 29 6 1, 54 9 1, 92 8 2, 10 1 1, 11 0 1, 19 4 1, 13 9 1, 30 0 1, 38 3 $2,801 $2,909 $3,331 $3,455 $3,365 $2,882 $2,724 $3,087 $3,576 $3,663 $1,867 $1,971 $2,014 $2,280 $2,458 R&M Expense + Capital Replacements Per Unit(2)(3) R&M Expense + Capital Replacements as % of NOI(2)(3) 7. 5% 7. 4% 8. 4% 7. 5% 6. 8% 7. 6% 6. 9% 8. 6% 9. 3% 9. 5% 10 .3% 10 .8% 9. 7% 10 .0% 10 .3% 7. 1% 7. 9% 8. 3% 7. 6% 6. 8% 6. 3% 7. 1% 8. 1% 7. 6% 7. 0% 6. 5% 6. 6% 7. 0% 6. 7% 7. 0% 14.6% 15.3% 16.6% 15.0% 13.6% 13.9% 14.1% 16.7% 16.9% 16.4% 16.8% 17.3% 16.8% 16.7% 17.3% Capital Replacements R&M Expense 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Programmatic property upgrades drive long-term value and FFO accretion

- Invest only where expected NOI enhancement generates long-term IRR of > 10% (generally ~10% yield in Year 1)
- Funded by retained earnings
- Immediate benefit to NAV; lagged, but sustained benefit to FFO

- K&B projects target ~1,600 apartment homes annually
  - Transacted new lease rent growth of ~5.6% in 2023 includes ~100 bps benefit from K&B activity
  - Affluent residents finance upgrades through higher rents
- ~50% of Same Store units currently eligible for K&B upgrades
  - Embedded pipeline potential of ~6 years
- Increasing % being invested in efficiency projects
  - In-unit LED, smart lighting, greater security at access points, parking, etc. increase customer satisfaction and reduce costs
  - Investments into customer safety and monitoring (e.g., for water leaks, temperature, and humidity) also lowers insurance premiums
- Relative contribution to NOI growth expected to be more pronounced as rent growth returns to long-term trend

2024 Capital Enhancement[1] Guidance: ~$50-60M

Programmatic use of capital that can be adjusted subject to market conditions


$80M
17%
1%
82%
$88M
14%
4%
81%
$71M
21%
5%
74%
~$50-60M
36%
14%
50%
2021
2022
2023
2024E
K&Bs
Efficiency Projects
Other CE

A sustained, annual CE investment program of ~$80M (±) ***can enhance AIR's NAV by > 10% on a NPV basis***

(1) Capital enhancements ("CE") includes kitchen and bath remodeling, energy conservation projects, and investments in longer-lived materials designed to reduce costs. CE does not significantly disrupt property operations.

16

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Supply impacts in line with historical experience

- Competitive new supply is familiar to AIR; historical experience of ~20-30% of NOI impacted by new supply
- Supply and demand are highly local; analysis below considers addresses, as well as submarkets

	Units @ Share	% AIR NOI @ Share	% AIR NOI w/Supply Impact[1] "A"	"B"	Total	Market / Supply Commentary
California	6,400	36%	-%	4%	4%	+ Supply growth across California remains at < 1% of inventory + Continued strength in San Diego and LA; LA COVID bad debt impacts moving to rear view ~ Leasing sluggish in the Bay Area in the Peninsula / San Jose; NO properties in the City of San Francisco
South Florida	3,812	19%	5%	-%	5%	+ 50%+ in rent increases since 2021 still being absorbed / earned-in; rent growth is positive but slowing + Long-term attractiveness of South Florida (e.g., weather, taxes, and rule of law) is unchanged ~ Insurance a challenge; but, recently built / renovated properties (Watermarc / Southgate / Flagler) achieved favorable premiums due to superior construction and AIR operating processes ~ Supply in Edgewater (Watermarc and Bay Parc); supply in Fort Lauderdale (Flagler); 2023 deliveries largely absorbed
Washington, DC	4,524	17%	1%	1%	3%	+ Seasonally adjusted market rents continue to increase YoY; market remains attractive (e.g., Elm acquisition) + Moderate supply in pockets; properties not impacted on account of location and/or positioning + Opportunity if federal employees return to office
Philadelphia	2,070	9%	6%	-%	6%	+ University City properties well positioned on UPenn campus; Center City properties will benefit from Comcast's new RTO mandate in 9/2023 ~ New supply plunging after pull forward from 1/1/2022 reduction in Philadelphia Tax Abatement Program value and increase in construction sales tax
Denver	1,976	7%	1%	2%	3%	+ No supply risk in Boulder + Price points in suburban properties well below those of new supply ~ Elevated supply around Anschutz Medical Campus, but AIR properties "on campus," while new supply is not
Boston	1,284	7%	2%	-%	2%	+ Market screens for elevated supply; however, three AIR properties in Kendall Square insulated by proximity to MIT and suburban properties are at price points below those of new supply ~ One Canal (North Station) will be subject to increased competitive supply in the future, though not 2024
Other	1,608	5%	1%	2%	3%	~ Elevated supply in Atlanta (West Midtown), Minneapolis (Uptown), and Raleigh (Research Triangle); recent entry into the Raleigh submarket done so at an attractive basis
Total	21,674	100%	17%	10%	27%	

(1) Supply Impact defined as % of NOI at AIR properties where either submarket supply inventory levels are > 2% or impacts of competitive lease up activity are present.

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18 The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2024 results, including but not limited to: Pro forma FFO, Run-Rate FFO, and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and, liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including inflation, the pace of job growth and the level of unemployment; the timing and effects of acquisitions and dispositions; changes in operating costs, insurance risks, including the cost of insurance, and those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2023, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIR’s financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances.